                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                         378,042.11
           Available Funds:
                     Contract Payments due and received in this period                              4,875,065.72
                     Contract Payments due in prior period(s) and received in this period             218,885.17
                     Contract Payments received in this period for next period                        135,103.07
                     Sales, Use and Property Tax, Maintenance, Late Charges                           100,572.15
                     Prepayment Amounts related to early termination in this period                   209,215.25
                     Servicer Advance                                                                 987,543.68
                     Proceeds received from recoveries on previously Defaulted Contracts                    0.00
                     Transfer from Reserve Account                                                     21,249.51
                     Interest earned on Collection Account                                             20,559.92
                     Interest earned on Affiliated Account                                              4,173.88
                     Proceeds from repurchase of Contracts per Contribution and
                       Servicing Agreement Section 5.03                                                     0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                        0.00
                     Amounts paid under insurance policies                                                  0.00
                     Any other amounts                                                                      0.00

                                                                                                   -------------
           Total Available Funds                                                                    6,950,410.46
           Less: Amounts to be Retained in Collection Account                                         359,872.13
                                                                                                   -------------
           AMOUNT TO BE DISTRIBUTED                                                                 6,590,538.33
                                                                                                   =============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                             0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                               Servicer Advances                                                      218,885.17
                     3.      To Noteholders (For Servicer Report immediately following
                               the Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                              4,157,754.21
                                    a) Class A2 Principal (distributed after A1 Note
                                         matures) and Interest                                        230,932.50
                                    a) Class A3 Principal (distributed after A2 Note
                                         matures) and Interest                                        419,826.67
                                    a) Class A4 Principal (distributed after A3 Note
                                         matures) and Interest                                        508,746.21
                                    b) Class B Principal and Interest                                  91,331.92
                                    c) Class C Principal and Interest                                 183,605.49
                                    d) Class D Principal and Interest                                 124,503.38
                                    e) Class E Principal and Interest                                 169,558.87

                     4.      To Reserve Account for Requirement per Indenture Agreement
                               Section 3.08                                                                 0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                               Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                         Amortization Event in effect)                                104,626.89
                                    b) Residual Principal (Provided no Restricting or
                                         Amortization Event in effect)                                136,796.70
                                    c) Reserve Account Distribution (Provided no
                                         Restricting or Amortization Event in effect)                  21,249.51
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank
                                         Interest Earned and Any Other Amounts                        125,305.95
                     7.      To Servicer, Servicing Fee and other Servicing Compensations              97,414.86
                                                                                                   -------------
           TOTAL FUNDS DISTRIBUTED                                                                  6,590,538.33
                                                                                                   =============

                                                                                                   -------------
           End of Period Collection Account Balance {Includes Payments in Advance &
             Restricting Event Funds (if any)}                                                        359,872.13
                                                                                                   =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                  $4,104,190.93
            - Add Investment Earnings                                                                  21,249.51
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                0.00
            - Less Distribution to Certificate Account                                                 21,249.51
                                                                                                   -------------
End of period balance                                                                              $4,104,190.93
                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                         $4,104,190.93
                                                                                                   =============

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICES REPORT
                      FOR THE PAYMENT DATE MARCH 12, 2001

III   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                       158,038,889.64
                           Pool B                        70,561,103.72
                                                        --------------
                                                                           228,599,993.36
Class A Overdue Interest, if any                                  0.00
Class A Monthly Interest - Pool A                           901,884.01
Class A Monthly Interest - Pool B                           402,672.60

Class A Overdue Principal, if any                                 0.00
Class A Monthly Principal - Pool A                        2,127,925.86
Class A Monthly Principal - Pool B                        1,884,777.12
                                                        --------------
                                                                           4,012,702.98
Ending Principal Balance of the Class A Notes
                           Pool A                       155,910,963.78
                           Pool B                        68,676,326.60
                                                        --------------     --------------
                                                                           224,587,290.38
                                                                           ==============

------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
Original Face $240,779,000       Original Face $240,779,000         Balance Factor
        $ 5.418066                       $ 16.665502                  93.275282%
------------------------------------------------------------------------------------

IV    CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                  27,795,993.36
                           Class A2                                  41,000,000.00
                           Class A3                                  74,000,000.00
                           Class A4                                  85,804,000.00
                                                                    --------------

Class A Monthly Interest                                                               228,599,993.36
                           Class A1 (Actual Number Days/360)            145,051.23
                           Class A2                                     230,932.50
                           Class A3                                     419,826.67
                           Class A4                                     508,746.21

                                                                    --------------

Class A Monthly Principal
                           Class A1                                   4,012,702.98
                           Class A2                                           0.00
                           Class A3                                           0.00
                           Class A4                                           0.00

                                                                    --------------
                                                                                         4,012,702.98
Ending Principal Balance of the Class A Notes
                           Class A1                                  23,783,290.38
                           Class A2                                  41,000,000.00
                           Class A3                                  74,000,000.00
                           Class A4                                  85,804,000.00
                                                                    --------------     --------------
                                                                                       224,587,290.38
                                                                                       ==============

Class A1
---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $39,975,000       Original Face $39,975,000        Balance Factor
       $ 3.628549                      $ 100.380312                 59.495411%
---------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


V.    CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes
                                           Pool A                  2,693,716.75
                                           Pool B                  1,202,686.55
                                                                   ------------
                                                                                     3,896,403.30

           Class B Overdue Interest, if any                                0.00
           Class B Monthly Interest - Pool A                          15,854.77
           Class B Monthly Interest - Pool B                           7,078.81
           Class B Overdue Principal, if any                               0.00
           Class B Monthly Principal - Pool A                         36,271.46
           Class B Monthly Principal - Pool B                         32,126.88
                                                                   ------------
                                                                                        68,398.34
           Ending Principal Balance of the Class B Notes
                                           Pool A                  2,657,445.29
                                           Pool B                  1,170,559.67
                                                                   ------------      ------------
                                                                                     3,828,004.96
                                                                                     ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $4,104,000     Original Face $4,104,000         Balance Factor
       $ 5.588104                   $ 16.666262                  93.274975%
------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
                                Pool A                  5,387,433.49
                                Pool B                  2,405,373.10
                                                        ------------
                                                                         7,792,806.59

Class C Overdue Interest, if any                                0.00
Class C Monthly Interest - Pool A                          32,360.52
Class C Monthly Interest - Pool B                          14,448.27
Class C Overdue Principal, if any                               0.00
Class C Monthly Principal - Pool A                         72,542.93
Class C Monthly Principal - Pool B                         64,253.77
                                                        ------------
                                                                           136,796.70
Ending Principal Balance of the Class C Notes
                                Pool A                  5,314,890.56
                                Pool B                  2,341,119.33
                                                        ------------
                                                                         ------------
                                                                         7,656,009.89
                                                                         ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $8,208,000      Original Face $8,208,000        Balance Factor
       $ 5.702825                    $ 16.666265                 93.274974%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class D Notes
                                Pool A                  3,591,622.32
                                Pool B                  1,603,582.07
                                                        ------------
                                                                        5,195,204.39

Class D Overdue Interest, if any                                0.00
Class D Monthly Interest - Pool A                          23,025.29
Class D Monthly Interest - Pool B                          10,280.30
Class D Overdue Principal, if any                               0.00
Class D Monthly Principal - Pool A                         48,361.95
Class D Monthly Principal - Pool B                         42,835.84
                                                        ------------
                                                                           91,197.79
Ending Principal Balance of the Class D Notes
                                Pool A                  3,543,260.37
                                Pool B                  1,560,746.23
                                                        ------------    ------------
                                                                        5,104,006.60
                                                                        ============

----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $5,472,000     Original Face $5,472,000       Balance Factor
       $ 6.086548                   $ 16.666263                93.274974%
----------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class E Notes
                                Pool A                  4,489,527.91
                                Pool B                  2,004,477.59
                                                        ------------
                                                                          6,494,005.50

Class E Overdue Interest, if any                                0.00
Class E Monthly Interest - Pool A                          38,411.65
Class E Monthly Interest - Pool B                          17,149.98
Class E Overdue Principal, if any                               0.00
Class E Monthly Principal - Pool A                         60,452.44
Class E Monthly Principal - Pool B                         53,544.80
                                                        ------------
                                                                            113,997.24
Ending Principal Balance of the Class E Notes
                                Pool A                  4,429,075.47
                                Pool B                  1,950,932.79
                                                        ------------      ------------
                                                                          6,380,008.26
                                                                          ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $6,840,000      Original Face $6,840,000         Balance Factor
       $ 8.123045                     $ 16.666263                93.274975%
-------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                                           Pool A                                    5,388,613.43
                                           Pool B                                    2,405,922.06
                                                                                     ------------
                                                                                                      7,794,535.49

           Residual Interest - Pool A                                                   70,040.40
           Residual Interest - Pool B                                                   34,586.49
           Residual Principal - Pool A                                                  72,542.93
           Residual Principal - Pool B                                                  64,253.77
                                                                                     ------------
                                                                                                        136,796.70
           Ending Residual Principal Balance
                                           Pool A                                    5,316,070.50
                                           Pool B                                    2,341,668.29
                                                                                     ------------
                                                                                                      ------------
                                                                                                      7,657,738.79
                                                                                                      ============

X.    PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                             97,414.86
            - Servicer Advances reimbursement                                                           218,885.17
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           125,305.95
                                                                                                      ------------
           Total amounts due to Servicer                                                                441,605.98
                                                                                                      ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                  at the beginning of the related Collection Period                                                   179,589,803.52

               Aggregate Discounted Contract Balance of Additional Contracts acquired
                  during Collection Period                                                                                      0.00

               Decline in Aggregate Discounted Contract Balance                                                         2,418,097.56
                                                                                                                      --------------
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                  at the ending of the related Collection Period                                                      177,171,705.96
                                                                                                                      ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                   2,334,344.47

                   - Principal portion of Prepayment Amounts                                            83,753.09

                   - Principal portion of Contracts repurchased under Indenture Agreement
                          Section 4.02                                                                       0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                            0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                                     0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                                 0.00

                                                                                                   --------------
                              Total Decline in Aggregate Discounted Contract Balance                 2,418,097.56
                                                                                                   ==============


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  beginning of the related Collection Period                                                           80,183,145.10

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                         2,141,792.18
                                                                                                                      --------------
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                  at the ending of the related Collection Period                                                       78,041,352.92
                                                                                                                      ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                   2,017,589.60

                   - Principal portion of Prepayment Amounts                                           124,202.58

                   - Principal portion of Contracts repurchased under Indenture Agreement
                          Section 4.02                                                                       0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                            0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                                     0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                                 0.00

                                                                                                   --------------
                              Total Decline in Aggregate Discounted Contract Balance                 2,141,792.18
                                                                                                   ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     255,213,058.88
                                                                                                                      ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                   Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                  $186,735,373.96
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------


        POOL B                                                                                   Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                  $ 86,877,354.94
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                   RATING AGENCY APPROVES)                                                                  0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
              HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


        POOL A - NON-PERFORMING                                                                  Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
        1528-004     U.S. Neurological, Inc.               $  194,560.17           2042-202            981403.44
        2826-001     Newark Health Imaging, L.L.C.             789368.5










                                                           -------------                         ---------------
                                              Totals:        $983,928.67                             $981,403.44




              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                             981,403.44
              b) ADCB OF POOL A AT CLOSING DATE                                                      $186,735,373.96
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $981,403.44
b)  Total discounted Contract Balance of Substitute Receivables                    $983,928.67
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                               -$2,525.23

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES    X      NO
                                                                                   --------      --------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                            Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                  $86,877,354.94
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
         This Month                        1,357,078.75        This Month             255,213,058.88
         1 Month Prior                     2,058,722.10        1 Month Prior          259,772,948.62
         2 Months Prior                    2,827,990.05        2 Months Prior         265,013,886.32

         Total                             6,243,790.90        Total                  779,999,893.82

         a) 3 MONTH AVERAGE                2,081,263.63        b) 3 MONTH AVERAGE     259,999,964.61

         c) a/b                                   0.80%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                             Yes                    No       X
                                                                                                 ----------------      -------------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                               Yes                    No       X
                                                                                                 ----------------      -------------
         B. An Indenture Event of Default has occurred and is then continuing?               Yes                    No       X
                                                                                                 ----------------      -------------

4.       Has a Servicer Event of Default occurred?                                           Yes                    No       X
                                                                                                 ----------------      -------------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                    Yes                    No       X
                                                                                                 ----------------      -------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                            Yes                    No       X
                                                                                                 ----------------      -------------
         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?             Yes                    No       X
                                                                                                 ----------------      -------------


6.       Aggregate Discounted Contract Balance at Closing Date                           Balance $ 273,612,728.90
                                                                                                 ----------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due         Current Pool Balance          # Leases
                        31 - 60                 3,089,774.57                44
                        61 - 90                    83,711.67                 2
                       91 - 180                 1,357,078.75                18


         Approved By:
         Lisa J. Cruikshank
         Vice President